Fair Value of Financial Instrument	9 Months Ended
Oct. 29, 2011
Fair Value of Financial Instrument

3. Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The carrying amount reflected in the consolidated balance sheets of financial assets and liabilities, which includes cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, approximated their fair values. The carrying amount of these financial assets and liabilities approximates fair value because of their short maturities. The carrying amount of the Company’s debt approximates its fair value at October 29, 2011 and January 29, 2011 due to proximity of the debt issue date and the balance sheet date and the variable component of the interest on debt.